Enhancement to Merger Terms July 2015 AXIS and PartnerRe: Exhibit 99.1

© 2015. PartnerRe and Axis Capital. All rights reserved. Proprietary.

Disclaimer
Participants
in
Solicitation
PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about
the
directors
and
executive
officers
of
PartnerRe
is
set
forth
in
its
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
which
was
filed
with
the
SEC
on
February
26,
2015,
its
proxy
statement
for
its
2014
annual
meeting
of
stockholders,
which
was
filed
with
the
SEC
on
April
1,
2014,
its
Quarterly
Report
on
Form
10-Q
for
the
quarter
ended
March
31,
2015,
which
was
filed
with
the
SEC
on
May
4,
2015
and
its
Current
Reports
on
Form
8-K,
which
were
filed
with
the
SEC
on
January
29,
2015,
May
16,
2014
and
March
27,
2014.
Information
about
the
directors
and
executive
officers
of
AXIS
is
set
forth
in
its
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
which
was
filed
with
the
SEC
on
February
23,
2015,
its
proxy
statement
for
its
2014
annual
meeting
of
stockholders,
which
was
filed
with
the
SEC
on
March
28,
2014,
its
Quarterly
Report
on
Form
10-Q
for
the
quarter
ended
March
31,
2015,
which
was
filed
with
the
SEC
on
May
4,
2015
and
its
Current
Reports
on
Form
8-K,
which
were
filed
with
the
SEC
on
March
11,
2015,
January
29,
2015,
August
7,
2014,
June
26,
2014,
March
27,
2014
and
February
26,
2014.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

© 2015. PartnerRe and Axis Capital. All rights reserved. Proprietary.

Enhanced Merger Terms
$17.50
Pre-Closing
Dividend
Enhanced
Preferred
Offer
Enhanced
Closing
Certainty
Other
Increased
one-time
extraordinary
cash
dividend
to
$17.50
1
per
common
share
payable
to
PartnerRe common shareholders immediately prior to closing
—
$6.00 increase from prior $11.50 dividend
Exchange offer to PartnerRe preferred stockholders, contingent on obtaining favorable
IRS ruling
Enhanced terms:
—
100bps dividend increase
—
Call protection to the later of January 1, 2021 or five years after issuance
Merger no longer conditioned on the absence of a three notch rating downgrade from
A.M. Best to A-
Transaction remains on track to close in 3Q15
Exchange ratio, pro forma ownership and corporate governance to remain unchanged
Shareholder meetings to be held on August 7, 2015
(1)
A portion of the funds allocated to previously announced share repurchases will be used to fund the increase in the special dividend.
Commitment to delivering superior value to our shareholders

© 2015. PartnerRe and Axis Capital. All rights reserved. Proprietary.

Reaffirming the Strategic and Financial Rationale of
the Merger
Global insurance/reinsurance powerhouse built to perform through secular and cyclical change
—
Strengthened positioning expands business opportunities
—
“Go-to” market for profitable business opportunities
—
Diversified, less volatile, capital efficient business
Combination drives superior and stable value creation
—
Active portfolio management and high degree of diversification support superior returns and lower volatility
—
Improved
capital
efficiency;
meaningful
third
party
capital
management
pre-tax
income
of
~$60mm
by
2017
—
Superior and sustainable approach to capital management
—
At least $200 million in identifiable and actionable expense savings
—
Incremental growth opportunities with pre-tax income by 2017 of ~$65mm
Transaction is accretive to operating earnings and ROE in year one, achieving double-digit EPS accretion and a double-digit ROE by 2017
Ability to accelerate franchise productivity to solidify leadership in key markets
—
Specialty expertise across the organization
—
Untapped growth in all segments
—
Significant management experience with third party capital
Attractive entry point for investors seeking superior value creation

© 2015. PartnerRe and Axis Capital. All rights reserved. Proprietary.

Attractive Financial Profile
Rating
Agencies
Capital
Management
EPS
ROE
Capital return plans for combined company previously reviewed and approved by rating agencies
Funding of incremental special dividend from previously approved capital return plans
Continued commitment to return of capital
—
Over $450mm expected to be returned to combined company shareholders immediately after closing
—
In addition, ~$2.4bn of buybacks and dividends expected through year-end 2017 –
equivalent to 100% of operating earnings
Transaction is accretive to operating earnings and ROE in year one, achieving double-
digit EPS accretion and a double-digit ROE by 2017
Significant enhancement to operating ROE
~12%
ROE
by
2017
1
High quality ROE
—
Additional risk-free income along with 3 substantial platforms expected to result in lower earnings and balance sheet volatility
(1)
Represents post-merger effects on operating ROE including, among other transaction assumptions,  i) $200mm of synergies, phased in 50% in 2016 and 100% in 2017 as per S-4 filed on 6/1/2015 assuming a pro forma tax rate of 16.0%; 2) return of 100% of operating earnings, plus return of ~$457mm immediately post-closing; iii) over $60mm of pre-tax income from third-party capital vehicles in
2017; iv) incremental ~$46mm of insurance pre-tax underwriting income in 2017; and v) $20mm of Life and A&H pre-tax underwriting income in 2017.

© 2015. PartnerRe and Axis Capital. All rights reserved. Proprietary.

Disclaimer
Important
Information
For
Investors
And
Shareholders
This
communication
does
not
constitute
an
offer
to
buy
or
sell
or
the
solicitation
of
an
offer
to
buy
or
sell
any
securities
or
a
solicitation
of
any
vote
or
approval.
This
communication
relates
to
a
proposed
business
combination
between
PartnerRe
Ltd.
(“PartnerRe”)
and
AXIS
Capital
Holdings
Limited
(“AXIS”).
In
connection
with
this
proposed
business
combination,
PartnerRe
and
AXIS
have
filed
a
registration
statement
on
Form
S-4
with
the
Securities
and
Exchange
Commission
(the
“SEC”),
and
a
definitive
joint
proxy
statement/prospectus
of
PartnerRe
and
AXIS
and
other
documents
related
to
the
proposed
transaction.
This
communication
is
not
a
substitute
for
any
such
documents.
The
registration
statement
was
declared
effective
by
the
SEC
on
June
1,
2015
and
the
definitive
proxy
statement/prospectus
has
been
mailed
to
shareholders
of
PartnerRe
and
AXIS.
INVESTORS
AND
SECURITY
HOLDERS
OF
PARTNERRE
AND
AXIS
ARE
URGED
TO
READ
THE
REGISTRATION
STATEMENT,
JOINT
PROXY
STATEMENT/PROSPECTUS
AND
OTHER
DOCUMENTS
THAT
HAVE
BEEN
OR
MAY
BE
FILED
WITH
THE
SEC
CAREFULLY
AND
IN
THEIR
ENTIRETY
BECAUSE
THEY
CONTAIN
OR
WILL
CONTAIN
IMPORTANT
INFORMATION.
A
definitive
proxy
statement
has
been
mailed
to
shareholders
of
PartnerRe
and
AXIS.
Investors
and
security
holders
may
obtain
free
copies
of
these
documents
and
other
documents
filed
with
the
SEC
by
PartnerRe
and/or
AXIS
through
the
website
maintained
by
the
SEC
at
http://www.sec.gov.
Copies
of
the
documents
filed
with
the
SEC
by
PartnerRe
are
available
free
of
charge
on
PartnerRe’s
internet
website
at
http://www.partnerre.com
or
by
contacting
PartnerRe’s
Investor
Relations
Director
by
email
at
robin.sidders@partnerre.com
or
by
phone
at
1-441-294-5216.
Copies
of
the
documents
filed
with
the
SEC
by
AXIS
are
available
free
of
charge
on
AXIS’
internet
website
at
http://www.axiscapital.com
or
by
contacting
AXIS’
Investor
Relations
Contact
by
email
at
linda.ventresca@axiscapital.com
or
by
phone
at
1-441-405-2727.

© 2015. PartnerRe and Axis Capital. All rights reserved. Proprietary.

Disclaimer
Forward
Looking
Statements
Certain
statements
in
this
communication
regarding
the
proposed
transaction
between
PartnerRe
and
AXIS
are
“forward-looking”
statements.
The
words
“anticipate,”
“believe,”
“ensure,”
“expect,”
“if,”
“illustrative,”
“intend,”
“estimate,”
“probable,”
“project,”
“forecasts,”
“predict,”
“outlook,”
“aim,”
“will,”
“could,”
“should,”
“would,”
“potential,”
“may,”
“might,”
“anticipate,”
“likely”
“plan,”
“positioned,”
“strategy,”
and
similar
expressions,
and
the
negative
thereof,
are
intended
to
identify
forward-looking
statements.
These
forward-looking
statements,
which
are
subject
to
risks,
uncertainties
and
assumptions
about
PartnerRe
and
AXIS,
may
include
projections
of
their
respective
future
financial
performance,
their
respective
anticipated
growth
strategies
and
anticipated
trends
in
their
respective
businesses.
These
statements
are
only
predictions
based
on
current
expectations
and
projections
about
future
events.
There
are
important
factors
that
could
cause
actual
results,
level
of
activity,
performance
or
achievements
to
differ
materially
from
the
results,
level
of
activity,
performance
or
achievements
expressed
or
implied
by
the
forward-looking
statements,
including
the
risk
factors
set
forth
in
PartnerRe’s
and
AXIS’
most
recent
reports
on
Form
10-K,
Form
10-Q
and
other
documents
on
file
with
the
SEC
and
the
factors
given
below:
•
the
failure
to
obtain
the
approval
of
shareholders
of
PartnerRe
or
AXIS
in
connection
with
the
proposed
transaction;
•
the
failure
to
consummate
or
delay
in
consummating
the
proposed
transaction
for
other
reasons;
•
the
timing
to
consummate
the
proposed
transaction;
•
the
risk
that
a
condition
to
closing
of
the
proposed
transaction
may
not
be
satisfied;
•
the
risk
that
a
regulatory
approval
that
may
be
required
for
the
proposed
transaction
is
delayed,
is
not
obtained,
or
is
obtained
subject
to
conditions
that
are
not
anticipated;
•
AXIS’
or
PartnerRe’s
ability
to
achieve
the
synergies
and
value
creation
contemplated
by
the
proposed
transaction;
•
the
ability
of
either
PartnerRe
or
AXIS
to
effectively
integrate
their
businesses;
and
•
the
diversion
of
management
time
on
transaction-related
issues.
PartnerRe’s
forward-looking
statements
are
based
on
assumptions
that
PartnerRe
believes
to
be
reasonable
but
that
may
not
prove
to
be
accurate.
AXIS’
forward-looking
statements
are
based
on
assumptions
that
AXIS
believes
to
be
reasonable
but
that
may
not
prove
to
be
accurate.
Neither
PartnerRe
nor
AXIS
can
guarantee
future
results,
level
of
activity,
performance
or
achievements.
Moreover,
neither
PartnerRe
nor
AXIS
assumes
responsibility
for
the
accuracy
and
completeness
of
any
of
these
forward-looking
statements.
PartnerRe
and
AXIS
assume
no
obligation
to
update
or
revise
any
forward-looking
statements
as
a
result
of
new
information,
future
events
or
otherwise,
except
as
may
be
required
by
law.
Readers
are
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements
that
speak
only
as
of
the
date
hereof.